                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 23, 2005

                       HEALTH BENEFITS DIRECT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

    Delaware                       333-123081                    98-0438502
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(State or other            (Commission File Number)            (IRS Employer
  jurisdiction                                               Identification No.)
of incorporation)

                 2900 Gateway Drive
                 Pompano Beach, FL                                 33069
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      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (954) 944-4447

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          (Former name or former address, if changed since last report)

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     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 DFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications  pursuant  to Rule  13e-4  (c)  under  the
Exchange Act (17 CFR 240.13e-4(c)) -

ITEM 4.01.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective  as of November  23,  2005,  we replaced  Morgan & Company as our independent  accountants.  Morgan & Company had  previously  been engaged as the principal  accountant  to audit our  financial  statements.  The  reason for the replacement  of Morgan & Company is that on November 23,  2005,  a  wholly-owned subsidiary of ours merged with Health  Benefits  Direct  Corporation  ("Original
HBDC").  Following  the merger,  (i) the  stockholders  of Original HBDC owned a majority  of the  outstanding  shares of our common  stock and (ii) our  primary business unit became the business  previously  conducted by Original  HBDC.  The independent registered public accountants of Original HBDC was the firm of Sherb
& Co.,  LLP. We believe that it is in our best interest to have Sherb & Co., LLP continue to work with our business,  and we therefore  retained Sherb & Co., LLP as our new independent  registered accounting firm, effective as of November 23,
2005.  Sherb & Co., LLP is located at 2700 N.  Military  Trail,  Suite 200, Boca
Raton, Florida 33431.

     The reports of Morgan & Company on our financial  statements were qualified as to our ability to continue as a going concern.

     The decision to change  accountants  was approved by our board of directors on November 23, 2005.

     During our most recent  fiscal  year and the  subsequent  interim  periods, there were no  disagreements  with Morgan & Company on any matter of  accounting principles or practices,  financial statement  disclosure,  or auditing scope or procedure which, if not resolved to the satisfaction of Morgan & Company,  would have caused it to make  reference to the matter in connection  with its reports.
There were no "reportable events" as that term is described in Item 304(a)(1)(v)
of Regulation S-B.

     The Company has made the  contents of this Form 8-K  available  to Morgan &
Company and  requested it to furnish a letter to the SEC as to whether  Morgan &
Company agrees or disagrees with, or wishes to clarify the Company's  expression of their  views.  A copy of Morgan & Company's  letter to the SEC is included as
Exhibit 16.1 to this Form 8-K.

     As of  November  23,  2005,  Sherb  & Co.,  LLP  was  engaged  as  our  new independent  registered public accountants.  Appointment of Sherb & Co., LLP was recommended  and  approved  by our board of  directors.  During our most  recent fiscal year, and the subsequent  interim period,  prior to November 23, 2005, we did not consult  Sherb & Co.,  LLP  regarding  either:  (i) the  application  of accounting principles to a specified transaction,  completed or proposed, or the type of  audit  opinion  that  might  be  rendered  on the  Company's  financial statements,  or (ii) any matter that was either the subject of a disagreement as defined  in Item  304(a)(1)(iv)  of  Regulation  S-B or a  reportable  event  as described in Item 304(a)(1)(v) of Regulation S-B.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

        (d) Exhibits.

        The exhibit  listed in the  following  Exhibit Index is filed as part of this Current Report on Form 8-K.

      Exhibit No.                  Description
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      16.1           Letter from Morgan & Company, dated as of November 23, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Date:  November 30, 2005                HEALTH BENEFITS DIRECT CORPORATION

                                        By: /s/ Scott Frohman
                                            -----------------------------------
                                            Scott Frohman
                                            Chief Executive Officer

                                  EXHIBIT INDEX

      Exhibit No.                       Description
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      16.1           Letter from Morgan & Company, dated as of November 23, 2005